December 8, 2011

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE MID CAP FUND

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2011, AS AMENDED

Change in Sub-Advisor

On November 17, 2011, the Board of Trustees of Touchstone Funds Group Trust approved a change of sub-advisor to the Mid Cap Fund (the “Fund”).  On or about December 8, 2011 the Fund’s sub-advisor changed from Turner Investment Partners, Inc. to London Company of Virginia d/b/a The London Company (“The London Company” or “TLC”).  All references to “Turner Investment Partners, Inc.” in the Summary Prospectus, Prospectus, and Statement of Additional Information are replaced with TLC.  Further information regarding TLC and the new portfolio managers of the Fund can be found below.

TLC is an SEC-registered advisor located at 1801 Bayberry Court, Suite 301, Richmond, Virginia, 23226, which also serves as sub-advisor to the Touchstone Small Cap Core Fund.  As sub-advisor, TLC makes investment decisions for the Fund and also ensures compliance with the Fund’s investment policies and guidelines.  As of September 30, 2011, TLC had approximately $2.1 billion in assets under management.

The Fund is managed by Stephen Goddard, CFA, Jonathan Moody, CFA, J. Wade Stinnette, J. Brian Campbell, CFA and Mark E. DeVaul, CFA.

Stephen Goddard, CFA, President, CIO and Portfolio Manager, founded The London Company in 1994.  Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience.

Jonathan Moody, CFA, Principal and Portfolio Manager, joined The London Company in 2002. Previously, he founded Primary Research Group. He has over 22 years of investment experience.

J. Wade Stinnette, Portfolio Manager, joined The London Company in 2008.  Previously he served as Senior Vice President and Investment Officer at Wachovia Corporation and founded Tanglewood Asset Management.  He has over 25 years of investment experience.

J. Brian Campbell, CFA, Portfolio Manager and Director of Research, joined The London Company in 2010.  Previously, he spent six years as Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management. He has over 11 years of investment experience.

Mark E. DeVaul, CFA, CPA and Portfolio Manager, joined The London Company in 2011.  Previously, he spent eight years as an Equity Research Analyst at Nuveen Investments.  He has over 15 years of investment experience.

Principal Investment Strategies

The Touchstone Mid Cap Fund invests, under normal market conditions, at least 80% of its assets in common stocks of medium capitalization U.S. listed companies. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. For purposes of the Fund, a medium capitalization company has a market capitalization found within the range of market capitalization represented in the Russell Midcap® Index (between $1.6 billion and $18.3 billion at the time of its most recent reconstitution on May 31, 2011) at the time of purchase. The size of the companies in the Russell Midcap® Index will change with market conditions.

The London Company seeks to purchase financially stable mid cap companies that TLC believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values.  Guiding principles of TLC’s mid cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification is essential to good investment results, and (4) low turnover and tax sensitivity enhances real returns.

The Fund will hold approximately 30 to 40 securities.  TLC invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

TLC utilizes a bottom-up approach in the security selection process.  The firm screens a mid cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield. The team seeks companies that are trading at 30-40% discount to intrinsic value.  TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests.  TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.   Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase.

TLC generally sells a security when it becomes overvalued and has reached TLC’s price target, when the security’s fundamentals deteriorate, to adjust overall portfolio risk, when there is significant trading activity by insiders, or when there is a more promising alternative.

Change in Advisory Fees

On November 17, 2011, the Board of Trustees approved a change to the Mid Cap Fund’s advisory fee schedule effective as of the change in the sub-advisor.  Under the the previous fee schedule, the Fund paid the Fund’s advisor, Touchstone Advisors, Inc. (the “Advisor”), 0.80% of average net assets.  Under the amended fee schedule, the Fund will pay the Advisor a fee of 0.80% on the first $0.5 billion of assets, 0.75% on assets from $0.5 billion to $1 billion, and 0.70% on assets over $1 billion.

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TMAPX-S12-1101